 EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Qiuping Lu, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10K of China Herb Group Holdings Corp. for the period ended December 31, 2013 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of China Herb Group Holdings Corp.

Dated: April 9, 2014

/s/ Qiuping Lu

__________________________________________

Qiuping Lu

Chief Executive Officer, Chief Financial Officer

President and Director

China Herb Group Holdings Corp.